                                     FORM OF
                           ESOP LOAN COMMITMENT LETTER


                   [CLIFTON SAVINGS BANCORP, INC. LETTERHEAD]



                                ___________, 2003


Clifton Savings Bank, S.L.A.
1433 Van Houten Avenue
Clifton, New Jersey 07015

Dear              :

     This letter confirms the commitment of Clifton Savings Bancorp, Inc., (the "Company") to fund a leveraged ESOP in an amount sufficient to purchase 8% of the shares offered in the conversion of Clifton Savings Bank, S.L.A. from the mutual to the stock form of organization and the concurrent stock offering by the Company (the "conversion"). This loan commitment is subject to the following terms and conditions:

     1.    LENDER:       Clifton Savings Bancorp, Inc.

     2.    Borrower:     Clifton Savings Bank, S.L.A. Employee Stock Ownership
                         Plan Trust.

     3.    TRUSTEE:      __________________________

     4.    SECURITY:     Unallocated shares of stock of the Company held in the
                         Clifton Savings Bank, S.L.A.  Employee Stock Ownership
                         Plan Trust.

     5.    MATURITY:     Up to 20 years.

     6.    AMORTIZATION: Equal annual principal and interest payments

     7.    PRICING:      a) Lowest "prime rate" as published in the Wall Street
                            Journal on the date of the loan transaction.

     8.    INTEREST
           PAYMENTS:     a) Annual on a 365 day basis.

     9.    PREPAYMENT:   Voluntary prepayments are permitted at any time,
                         provided the borrower gives notice to the lender of prepayment, and any prepayment shall be in an amount not less than $1,000.

     10.   CONDITIONS
           PRECEDENT
           TO CLOSING:   Receipt by the Company and the Borrower of all
                         supporting loan documents in a form and with terms and conditions satisfactory to the Company and its counsel and the Borrower and its counsel. Consummation of the transaction will also be contingent upon no material adverse change occurring in the condition of Clifton
                         Savings Bank, S.L.A. or the Company.

     If the above terms and conditions are agreeable to you, please indicate your acceptance by signing the enclosed copy and returning it to my attention.


                                            Sincerely,


                                            [authorized signature]


Accepted on Behalf of
Clifton Savings Bank, S.L.A.
Employee Stock Ownership Plan Trust



By:                                         Date:
     ------------------------------               ------------------------

                                     FORM OF
                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT ("Loan Agreement") is made and entered into as of the ______ day of _________ 2003, by and between the CLIFTON SAVINGS BANK, S.L.A. EMPLOYEE STOCK OWNERSHIP PLAN TRUST ("Borrower"), a trust forming part of the Clifton Savings Bank, S.L.A. Employee Stock Ownership Plan ("ESOP"); and CLIFTON SAVINGS BANCORP, INC. ("Lender"), a corporation organized and existing under the laws of the United States of America.

                               W I T N E S S E T H

     WHEREAS, the Borrower is authorized to purchase shares of common stock of Clifton Savings Bancorp, Inc. ("Common Stock"), either directly from Clifton Savings Bancorp, Inc. or in open market purchases in an amount not to exceed ________ shares of Common Stock.

     WHEREAS, the Borrower is authorized to borrow funds from the Lender for the purpose of financing authorized purchases of Common Stock; and

     WHEREAS, the Lender is willing to make a loan to the Borrower for such purpose:

     NOW, THEREFORE, the parties agree hereto as follows:

                                    ARTICLE I

                                   DEFINITIONS

     The following definitions shall apply for purposes of this Loan Agreement, except to the extent that a different meaning is plainly indicated by the context:

     BUSINESS DAY means any day other than a Saturday, Sunday or other day on which banks are authorized or required to close under federal or local law or regulation.

     CODE means the Internal Revenue Code of 1986 as amended (including the corresponding provisions of any succeeding law).

     DEFAULT means an event or condition which would constitute an Event of Default. The determination as to whether an event or condition would constitute an Event of Default shall be determined without regard to any applicable requirements of notice or lapse of time.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended (including the corresponding provisions of any succeeding law).

     EVENT OF DEFAULT means an event or condition described in Article 5.

     LOAN means the loan described in section 2.1

     LOAN DOCUMENTS means, collectively, the Loan Agreement, the Promissory Note and the Pledge Agreement and all other documents now or hereafter executed and delivered in connection with such documents, including all amendments, modifications and supplements of or to all such documents.

     PLEDGE AGREEMENT means the agreement described in section 2.8(a).

     PRINCIPAL AMOUNT means the face amount of the Promissory Note, determined as set forth in section 2.1(c).

     PROMISSORY NOTE means the promissory note described in section 2.3.

     REGISTER means the register described in section 2.9.

                                   ARTICLE II

                           THE LOAN; PRINCIPAL AMOUNT;
                       INTEREST; SECURITY; INDEMNIFICATION

     SECTION 2.1    THE LOAN; PRINCIPAL AMOUNT.

     (a) The Lender hereby agrees to lend to the Borrower such amount, and at such time, as shall be determined under this Section 2.1; provided, however, that in no event shall the aggregate amount lent under this Loan Agreement from time to time exceed the greater of (i) $____________ or (ii) the aggregate amount paid by the Borrower to purchase up to __________shares of Common Stock.

     (b) Subject to the limitations of Section 2.1(a), the Borrower shall determine the amounts borrowed under this Agreement, and the time at which such borrowings are effected. Each such determination shall be evidenced in a writing which shall set forth the amount to be borrowed and the date on which the Lender shall disburse such amount, and such writing shall be furnished to the Lender by notice from the Borrower. The Lender shall disburse to the Borrower the amount specified in each such notice on the date specified therein or, if later, as promptly as practicable following the Lender's receipt of such notice; provided, however, that the Lender shall have no obligation to disburse funds pursuant to this Agreement following the occurrence of a Default or an Event of Default until such time as such Default or Event of Default shall have been cured.

     (c) For all purposes of this Loan Agreement, the Principal Amount on any date shall be equal to the excess, if any, of:

          (i) the aggregate amount disbursed by the Lender pursuant to section 2.1(b) on or before such date; over

          (ii) the aggregate amount of any repayments of such amounts made before such date.

The Lender shall maintain on the Register a record of, and shall record in the Promissory Note, the Principal Amount, any changes in the Principal Amount and the effective date of any changes in the Principal Amount.

     SECTION 2.2    INTEREST.

     (a) The Borrower shall pay to the Lender interest on the Principal Amount, for the period commencing with the first disbursement of funds under this Loan Agreement and continuing until the Principal Amount shall be paid in full, at the rate of _______ percent (__%) per annum. Interest payable under this Agreement shall be computed on the basis of a year of

365 days and actual days elapsed (including the first day but excluding the last) occurring during the period to which the computation relates.

     (b) Accrued interest on the Principal Amount shall be payable by the Borrower on the dates set forth in Schedule I to the Promissory Note. All interest on the Principal Amount shall be paid by the Borrower in immediately available funds.

     (c) Anything in the Loan Agreement or the Promissory Note to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Any such payment referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

     SECTION 2.3    PROMISSORY NOTE.

     The Loan shall be evidenced by the Promissory Note of the Borrower attached hereto as an exhibit payable to the order of the lender in the Principal Amount and otherwise duly completed.

     SECTION 2.4    PAYMENT OF TRUST LOAN.

     The Principal Amount of the Loan shall be repaid in accordance with
Schedule I to the Promissory Note on the dates specified therein until fully paid.

     SECTION 2.5    PREPAYMENT.

     The Borrower shall be entitled to prepay the Loan in whole or in part, at any time and from time to time; provided, however, that the Borrower shall give notice to the Lender of any such prepayment; and provided, further, that any partial prepayment of the Loan shall be in an amount not less than $1,000. Any such prepayment shall be: (a) permanent and irrevocable; (b) accompanied by all accrued interest through the date of such prepayment; (c) made without premium or penalty; and (d) applied on the inverse order of the maturity of the installment thereof unless the Lender and the Borrower agree to apply such prepayments in some other order.

     SECTION 2.6    METHOD OF PAYMENTS.

     (a) All payments of principal, interest, other charges (including indemnities) and other amounts payable by the Borrower hereunder shall be made in lawful money of the United States, in immediately available funds, to the Lender at the address specified in or pursuant to this Loan Agreement for notices to the Lender, on the date on which such payment shall become due. Any such payment made on such date but after such time shall, if the amount paid bears interest, and except as expressly provided to the contrary herein, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day, and when paid, such payment shall include interest to the day on which payment is in fact made.

     (b) Notwithstanding anything to the contrary contained in this Loan Agreement or the Promissory Note, the Borrower shall not be obligated to make any payment, repayment or prepayment on the Promissory Note if doing so would cause the ESOP to cease to be an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code or qualified under section 401(a) of the Code or cause the Borrower to cease to be a tax exempt trust under section 501(a) of the Code or if such act or failure to act would cause the Borrower to engage in any "prohibited transaction" as such term is defined in the section 4975(c) of the Code and the regulations promulgated thereunder which is not exempted by section 4975(c)(2) or (d) of the Code and the regulations promulgated thereunder or in section 406 of ERISA and the regulations promulgated thereunder which is not exempted by section 408(b) of ERISA and the regulations promulgated thereunder; provided, however, that in each case, the Borrower, may act or refrain from acting pursuant to this section 2.6(b) on the basis of an opinion of counsel, and any opinion of such counsel. The Borrower may consult with counsel, and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel. Nothing contained in this section 2.6(b) shall be construed as imposing a duty on the Borrower to consult with counsel. Any obligation of the Borrower to make any payment, repayment or prepayment on the Promissory Note or refrain from taking any other act hereunder or under the Promissory Note which is excused pursuant to this section 2.6(b) shall be considered a binding obligation of the Borrower, or both, as the case may be, for the purposes of determining whether a Default or Event of Default has occurred hereunder or under the Promissory Note and nothing in this section 2.6(b) shall be construed as providing a defense to any remedies otherwise available upon a Default or an Event of Default hereunder (other than the remedy of specific performance).

     SECTION 2.7    USE OF PROCEEDS OF LOAN.

     The entire proceeds of the Loan shall be used solely for acquiring shares of Common Stock, and for no other purpose whatsoever.

     SECTION 2.8    SECURITY.

     (a) In order to secure the due payment and performance by the Borrower of all of its obligations under this Loan Agreement, simultaneously with the execution and delivery of this Loan Agreement by the Borrower, the Borrower shall:

          (i) pledge to the Lender as Collateral (as defined in the Pledge Agreement), and grant to the Lender a first priority lien on and security interest in, the Common Stock purchased with the Principal Amount, by the execution and delivery to the lender of the Pledge Agreement attached hereto as an exhibit; and

          (ii) execute and deliver, or cause to be executed and delivered, such other agreement, instruments and documents as the Lender may reasonably require in order to effect the purposes of the Pledge Agreement and this Loan Agreement.

     (b) The Lender shall release from encumbrance under the Pledge Agreement and transfer to the Borrower, as of the date on which any payment or repayment of the Principal Amount is made, a number of shares of Common Stock held as Collateral determined pursuant to the applicable provisions of the ESOP.

     SECTION 2.9    REGISTRATION OF THE PROMISSORY NOTE.

     (a) The Lender shall maintain a Register providing for the registration of the Principal Amount and any stated interest and of transfer and exchange of the Promissory Note. Transfer of the Promissory Note may be effected only by the surrender of the old instrument and either the reissuance by the Borrower of the old instrument to the new holder or the issuance by the Borrower of a new instrument to the new holder. The old Promissory Note so surrendered shall be canceled by the Lender and returned to the Borrower after such cancellation.

     (b) Any new Promissory Note issued pursuant to section 2.9(a) shall carry the same rights to interest (unpaid and to accrue) carried by the Promissory Note so transferred or exchanged so that there will not be any loss or gain of interest on the note surrender. Such new Promissory Note shall be subject to all of the provisions and entitled to all of the benefits of this Agreement. Prior to due presentment for registration or transfer, the Borrower may deem and treat the registered holder of any Promissory Note as the holder thereof for purposes of payment and other purposes. A notation shall be made on each new Promissory Note of the amount of all payments of principal and interest theretofore paid.

                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     The Borrower hereby represents and warrants to the Lender as follows:

     SECTION 3.1    POWER, AUTHORITY, CONSENTS.

     The Borrower has the power to execute, deliver and perform this Loan Agreement, the Promissory Note and Pledge Agreement, all of which have been duly authorized by all necessary and proper corporate or other action.

     SECTION 3.2    DUE EXECUTION, VALIDITY, ENFORCEABILITY.

     Each of the Loan Documents, including, without limitation, this Loan Agreement, the Promissory Note and the Pledge Agreement, has been duly executed and delivered by the Borrower; and each constitutes the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms.

     SECTION 3.3    PROPERTIES, PRIORITY OF LIENS.

     The liens which have been created and granted by the Pledge Agreement constitute valid, first liens on the properties and assets covered by the Pledge Agreement, subject to no prior or equal lien.

     SECTION 3.4    NO DEFAULTS, COMPLIANCE WITH LAWS.

     The Borrower is not in default in any material respect under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgement to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it is materially affected.

     SECTION 3.5    PURCHASE OF COMMON STOCK.

     Upon consummation of any purchase of Common Stock by the Borrower with the proceeds of the Loan, the Borrower shall acquire valid, legal and marketable title to all of the Common Stock so purchased, free and clear of any liens, other than a pledge to the Lender of the Common Stock so purchased pursuant to the Pledge Agreement. Neither the execution and delivery of the Loan Documents nor the performance of any obligation thereunder violates any provisions of law or conflicts with or results in a breach of or creates (with or without the giving of notice of lapse of time, or both) a default under any agreement to which the Borrower is a party or by which it is bound or any of its properties is affected. No consent of any federal, state, or local governmental authority, agency, or other regulatory body, the absence of which could have a materially adverse effect on the Borrower or the Trustee, is or was required to be obtained in connection with the execution, delivery, or performance of the Loan Documents and the transaction contemplated therein or in connection therewith, including without limitation, with respect to the transfer of the shares of Common Stock purchased with the proceeds of the Loan pursuant thereto.

     SECTION 3.6    ESOP; CONTRIBUTIONS.

     As of the effective date of the ESOP sponsor's conversion, the ESOP and the Borrower will be duly created, organized and maintained by the ESOP sponsor in compliance with all applicable laws, regulations and rulings. The ESOP will qualify as an "employee stock ownership plan" as defined in section 4975(e)(7) of the Code. The ESOP provides that the ESOP sponsor may make contributions to the ESOP in an amount necessary to enable the Trustee to amortize the Loan in accordance with the terms of the Promissory Note; provided, however, that no such contributions shall be required if they would adversely affect the qualification of the ESOP under section 401(a) of the Code.

     SECTION 3.7    TRUSTEE.

     The trustees of the ESOP have been duly appointed by the ESOP sponsor.

     SECTION 3.8    COMPLIANCE WITH LAWS; ACTIONS.

     Neither the execution and delivery by the Borrower of this Loan Agreement or any instruments required thereby, nor compliance with the terms and provisions of any such documents by the lender, constitutes a violation of any provision of any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality, or an event of default under any agreement, to which the Borrower is a party, to which the Borrower is bound or to which the Borrower is subject, which violation or event of default would have a material adverse effect on the Borrower. There is no action or proceeding pending or threatened against either the ESOP or the Borrower before any court or administrative agency.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE LENDER

     The Lender hereby represents and warrants to the Borrower as follows:

     SECTION 4.1    POWER, AUTHORITY, CONSENTS.

     The Lender has the power to execute, deliver and perform this Loan Agreement, the Pledge Agreement and all documents executed by the Lender in connection with the Loan, all of which have been duly authorized by all necessary and proper corporate or other action. No consent, authorization or approval or other action by any governmental authority or regulatory body, and no notice by the Lender to, or filing by the Lender with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this Loan Agreement.

     SECTION 4.2    DUE EXECUTION, VALIDITY, ENFORCEABILITY.

     This Loan Agreement and the Pledge Agreement have been duly executed and delivered by the Lender, and each constitutes a valid and legally binding obligation of the Lender, enforceable in accordance with its terms.

                                    ARTICLE V

                                EVENTS OF DEFAULT

     SECTION 5.1    EVENTS OF DEFAULT UNDER LOAN AGREEMENT.

     Each of the following events shall constitute an "Event of Default" hereunder:

     (a) Failure to make any payment or mandatory prepayment of principal of the Promissory Note when due, or failure to make any payment of interest on the Promissory Note not later than five (5) Business Days after the date when due.

     (b) Failure by the Borrower to perform or observe any term, condition or covenant of this Loan Agreement or of any of the other Loan Documents, including without limitation, the Promissory Note and the Pledge Agreement.

     (c) Any representation or warranty made in writing to the Lender in any of the Loan Documents, or any certificate, statement or report made or delivered in compliance with this Loan Agreement, shall have been false or misleading in any material respect when made or delivered.

     SECTION 5.2    LENDER'S RIGHTS UPON EVENT OF DEFAULT.

     If an Event of Default under this Loan Agreement shall occur and be continuing, the Lender shall have no rights to assets of the Borrower other than: (a) contributions (other than contributions of Common Stock) that are made by the ESOP sponsor to enable the Borrower to meet its obligations pursuant to this Loan Agreement and earnings attributable to the investment of such contributions and (b) "Eligible Collateral" (as defined in the Pledge Agreement); provided, however, that; (i) the value of the Borrower's assets transferred to the Lender following an Event of Default in satisfaction of the due and unpaid amount of the Loan shall not exceed the amount in default (without regard to amounts owing solely as a result of any acceleration of the Loan); (ii) the Borrower's assets shall be transferred to the Lender following an Event of Default only to the extent of the failure of the Borrower to meet the payment schedule of the Loan; and (iii) all rights of the Lender to the Common Stock purchased with the proceeds of the Loan covered by the Pledge Agreement following an Event of Default shall be governed by the terms of the Pledge Agreement.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     SECTION 6.1    PAYMENTS DUE TO THE LENDER.

     If any amount is payable by the Borrower to the Lender pursuant to any indemnity obligation contained herein, then the Borrower shall pay, at the time or times provided therefor, any such amount and shall indemnify the Lender against and hold it harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such amount. If any amounts as to which the Borrower has so indemnified the Lender hereunder shall be assessed or levied against the Lender, the Lender may notify the Borrower and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrower, together with interest on each such amount as provided for in section 2.2(c). Notwithstanding any other provision contained in this Loan Agreement, the covenants and agreements of the Borrower contained in this section 6.1 shall survive: (a) payment of the Promissory Note and (b) termination of this Loan Agreement.

     SECTION 6.2    PAYMENTS.

     All payments hereunder and under the Promissory Note shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Loan Agreement and the Promissory Note, subject to any applicable tax withholding requirements. Upon payment in full of the Promissory Note, the Lender shall mark such Promissory Note "Paid" and return it to the Borrower.

     SECTION 6.3    SURVIVAL.

     All agreements, representations and warranties made herein shall survive the delivery of this Loan Agreement and the Promissory Note.

     SECTION 6.4    MODIFICATIONS, CONSENTS AND WAIVERS; ENTIRE AGREEMENT.

     No modification, amendment or waiver of or with respect to any provision of this Loan Agreement, the Promissory Note, the Pledge Agreement, or any of the other Loan Documents, nor consent to any departure from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the party against whom enforcement thereof is sought. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on a party in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Loan Agreement embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

     SECTION 6.5    REMEDIES CUMULATIVE.

     Each and every right granted to the Lender hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Lender or the holder of the Promissory Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the obligations under the Loan Documents shall be without regard to any counterclaim, right of offset or any other claim whatsoever which the Borrower may have against the Lender and without regard to any other obligation of any nature whatsoever which the Lender may have to the Borrower, and no such counterclaim or offset shall be asserted by the Borrower in any action, suit or proceeding instituted by the Lender for payment or performance of such obligations.

     SECTION 6.6    FURTHER ASSURANCES; COMPLIANCE WITH COVENANTS.

     At any time and from time to time, upon the request of the Lender, the Borrower shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Lender may reasonably request in order to fully effect the terms of this Loan Agreement, the Promissory Note, the Pledge Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loan.

     SECTION 6.7    NOTICES.

     Except as otherwise specifically provided for herein, all notice, requests, reports and other communications pursuant to this Loan Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested, except for routine reports delivered in compliance with Article VI hereof which may be sent by ordinary first-class mail) or telex or telecopier addressed as follows:

     (a)            If to the Borrower:

                    [ADDRESS]

     (b)            If to the Lender:

                    Clifton Savings Bancorp, Inc.
                    1433 Van Houten Avenue
                    Clifton, New Jersey 07015


Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is delivered by hand or by commercial messenger service, or sent by telex or telecopier, to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, addressed as aforesaid. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given only when actually received by the party to whom it is addressed.

     SECTION 6.8    COUNTERPARTS.

     This Loan Agreement may be signed in any number of counterparts which, when taken together, shall constitute one and the same document.

     SECTION 6.9    CONSTRUCTION; GOVERNING LAW.

     The headings used in the table of contents and in this Loan Agreement are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of any gender or of singular or plural terms shall be deemed to include uses of the other genders or plural or singular terms, as the context may require. All references in this Loan Agreement of an Article or section shall be to an Article or section of this Loan Agreement, unless otherwise specified. This Loan Agreement, the Promissory Note, the Pledge Agreement and the other Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

     SECTION 6.10   SEVERABILITY.

     Wherever possible, each provision of this Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law; however, the provisions of this Loan Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provisions in this Loan Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Loan Agreement are independent, and compliance by a party with any of them shall not excuse non-compliance by such party with any other. The Borrower shall not take any action the effect of which shall constitute a breach or violation of any provision of this Loan Agreement.

     SECTION 6.11   BINDING EFFECT: NO ASSIGNMENT OR DELEGATION.

     This Loan Agreement shall be binding upon and inure to the benefit of the Borrower and its successors and the Lender and its successors and assigns. The rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

     IN WITNESS WHEREOF, the parties have caused this Loan Agreement to be executed as of the date first written above.


                                       CLIFTON SAVINGS BANK, S.L.A.
                                       EMPLOYEE STOCK OWNERSHIP PLAN TRUST



                                       ---------------------------------------
                                       Authorized Trust Officer



                                       CLIFTON SAVINGS BANCORP, INC.



                                       By:
                                          --------------------------------------

                                     FORM OF
                                 PROMISSORY NOTE


FOR VALUE RECEIVED, the undersigned, CLIFTON SAVINGS BANK, S.L.A. EMPLOYEE STOCK OWNERSHIP PLAN TRUST (the "Borrower"), hereby promises to pay to the order of CLIFTON SAVINGS BANCORP, INC. (the "Lender") up to $_____ payable in accordance with the Loan Agreement made and entered into between the Borrower and the Lender of even date herewith ("Loan Agreement") pursuant to which this Promissory Note is issued.

     The Principal Amount of this Promissory Note shall be payable in accordance with the schedule attached hereto ("Schedule I").

     This Promissory Note shall bear interest at the rate per annum set for or established under the Loan Agreement, such interest to be payable in accordance with Schedule I.

     Anything herein to the contrary notwithstanding, the obligation of the Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to the Lender to the extent that the Lender's receipt thereof would not be permissible under the law or laws applicable to the Lender limiting rates on interest which may be charged or collected by the Lender. Any such payments on interest which are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrower to the Lender on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to the Lender limiting rates of interest which may be charged or collected by the Lender. Such deferred interest shall not bear interest.

     Payments of both principal and interest on this Promissory Note are to be made at the principal office of the Lender or such other place as the holder hereof shall designate to the Borrower in writing, in lawful money of the United States of America in immediately available funds.

     Failure to make any payments of principal on this Promissory Note when due, or failure to make any payment of interest on this Promissory Note not later than five (5) Business Days after the date when due, shall constitute a default hereunder, whereupon the principal amount of accrued interest on this Promissory Note shall immediately become due and payable in accordance with the terms of the Loan Agreement.

     This Promissory Note is secured by a Pledge Agreement between the Borrower and the Lender of even date herewith and is entitled to the benefits thereof.

                                        CLIFTON SAVINGS BANK, S.L.A.
                                        EMPLOYEE STOCK OWNERSHIP PLAN TRUST



                                        ---------------------------
                                        Authorized Trust Officer